UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

XENETIC BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! XENETIC BIOSCIENCES, INC. 945 CONCORD STREET FRAMINGHAM, MA 01701 XENETIC BIOSCIENCES, INC. 2022 Annual Meeting Vote by December 6, 2022 11:59 PM ET You invested in XENETIC BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 7, 2022. Get informed before you vote View the Notice and Proxy Statement, Form 10 - K and Form 10 - K/A online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 23, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* December 7, 2022 9:30 AM EST Virtually at: www.virtualshareholdermeeting.com/XBIO2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D91761 - P80918

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E - delivery”. Voting Items Board Recommends 1. Election of Directors Nominees: 1) Grigory Borisenko 04) Jeffrey Eisenberg 07) Alexey Vinogradov 2) James Callaway 05) Roger Kornberg 3) Firdaus Jal Dastoor 06) Adam Logal For 2. To ratify the selection by the Audit Committee of Marcum LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022. For 3. Non - binding advisory vote to approve the Company’s named executive officer compensation. For 4. Approval of an amendment to the Company’s Articles of Incorporation to increase the authorized shares of the Company’s common stock. For In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. D91762 - P80918